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                                                         KILPATRICK STOCKTON LLP
                                                                           DRAFT
                                                                        10/13/99


                               AMENDMENT NO. 3 TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 13, 1999 (this "Amendment"), is entered into by and among AMERICAN BUSINESS LEASE FUNDING CORPORATION, as Seller, AMERICAN BUSINESS LEASING, INC., as Servicer, certain Investors, VARIABLE FUNDING CAPITAL CORPORATION, as a Purchaser, FIRST UNION SECURITIES, INC., (formerly known as First Union Capital Markets Corp.) as Deal Agent, FIRST UNION NATIONAL BANK, as Liquidity Agent, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as the Collateral Custodian and Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto entered into that certain Receivables Purchase Agreement, dated as of September 30, 1998, as amended by that First Amendment to Receivables Purchase Agreement, dated as of November 13, 1998 and as further amended by that Second Amendment to Receivables Purchase Agreement, dated as of December 31, 1998 (as amended, the "Agreement"); and

         WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as provided herein;

         NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         Section 1. Amendments.

         (a) The definition of "Commitment Termination Date" in Section 1.1 is hereby deleted and replaced in its entirety as follows:

         Commitment Termination Date: November 12, 1999 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.1(b).

         Section 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.


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         Section 3. Miscellaneous.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.


                  [Remainder of Page Intentionally Left Blank.]



                                       -2-
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       IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE SELLER:                        AMERICAN BUSINESS LEASE FUNDING
                                   CORPORATION


                                   By:
                                      ----------------------------------
                                   Title:
                                         -------------------------------


THE SERVICER:                      AMERICAN BUSINESS LEASING, INC.


                                   By:
                                      ----------------------------------
                                   Title:
                                         -------------------------------


THE INVESTORS:                     FIRST UNION NATIONAL BANK


                                   By:
                                      ----------------------------------
                                   Title:
                                         -------------------------------


                                   First Union National Bank
                                   One First Union Center, TW-9
                                   Charlotte, North Carolina 28288
                                   Attn:  Mr. Bill A. Shirley
                                   Facsimile:  (704) 374-3254
                                   Telephone:  (704) 374-4001

VFCC:                        VARIABLE FUNDING CAPITAL CORPORATION

                             By First Union Securities, Inc.
                               as attorney-in-fact


                             By:
                                ----------------------------------
                             Title:
                                   -------------------------------

                             Variable Funding Capital Corporation
                             c/o First Union Securities, Inc.
                             One First Union Center, TW-9
                             Charlotte, North Carolina  28288-0610
                             Attn:  Conduit Administration
                             Facsimile: (704) 383-6036
                             Telephone:  (704) 383-9343

            With a copy to:  Lord Securities Corp.
                             Attention:  Vice President
                             Facsimile:  (212) 346-9012
                             Telephone:  (212) 346-9006

THE DEAL AGENT:                       FIRST UNION SECURITIES,  INC.


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      First Union Securities, Inc.
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn:  Conduit Administration
                                      Facsimile : (704) 383-6036
                                      Telephone:  (704) 383-9343


THE LIQUIDITY AGENT:                  FIRST UNION NATIONAL BANK


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      First Union National Bank
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn:  Bill A. Shirley, Jr.
                                      Facsimile: (704) 374-4001
                                      Telephone: (704) 374-4001

THE COLLATERAL CUSTODIAN           NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                                   By:
                                      ----------------------------------
                                   Title:
                                         -------------------------------

                                   Norwest Bank Minnesota, National Association
                                   Sixth and Marquette Avenue
                                   Minneapolis, MN  55479-0067
                                   Attention:  Custody Vault
                                   Facsimile:  (612) 667-1080
                                   Confirmation No.:  (612) 667-4960


THE BACKUP SERVICER:               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                                   By:
                                      ----------------------------------
                                   Title:
                                         -------------------------------

                                   Norwest Bank Minnesota, National Association
                                   Sixth and Marquette Avenue
                                   Minneapolis, MN  55479-0067
                                   Attention:  Corporate Trust Services
                                               Asset-Backed Administration
                                   Facsimile No.:  (612) 667-3539
                                   Confirmation No.:  (612) 667-8058